Exhibit 10.1

SIXTH AMENDMENT TO LOAN, GUARANTEE AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN, GUARANTEE AND SECURITY AGREEMENT (this “Amendment”), dated as of June 8, 2026, is by and between GREAT ELM CAPITAL CORP., a Maryland corporation (“Borrower”) and CITY NATIONAL BANK (“CNB”), as lender (in such capacity, together with its successors and assigns in such capacity, “Bank”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

A.
Borrower and Bank are parties to that certain Loan, Guarantee and Security Agreement, dated as of May 5, 2021 (as amended by that certain First Amendment to Loan, Guarantee and Security Agreement, dated as of October 4, 2021, that certain Second Amendment to Loan, Guarantee and Security Agreement, dated as of May 4, 2022, that certain Third Amendment to Loan, Guarantee and Security Agreement, dated as of November 22, 2023, that certain Fourth Amendment to Loan, Guarantee and Security Agreement, dated as of July 10, 2024, that certain Fifth Amendment to Loan, Guarantee and Security Agreement, dated as of August 13, 2025, and as the same may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).

B.
Borrower has requested that Bank (i) extend the Maturity Date in effect for an additional three (3) year term in accordance with the terms hereof, and (ii) amend certain provisions of the Credit Agreement as set forth herein.

C.
Bank is willing to agree to such requests, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE
AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 2.1 below, the Credit Agreement is hereby amended as follows:

. Amendments to Credit Agreement.

(a) The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Availability Termination Date” means with respect to the GECCI Notes, March 31, 2029.

“Bank Asset Coverage” means, as of any date of determination, the result of (i) the sum of (x) the Value of all Portfolio Investments in the name of the Loan Parties and (y) the total amount of cash on deposit in the Collateral Accounts or any other account in the name of the Loan Parties that is subject to a Control Agreement, in each case, excluding the direct proceeds of any Advances hereunder divided by (ii) the sum of (a) the total Credit Extensions, plus (b) the outstanding principal balance of the GECCI Notes commencing on November 1, 2028 until the GECCI Notes are repaid or refinanced in accordance with the terms hereof, plus (c) with respect to any Permitted Unsecured Debt (other than the GECCI Notes) with a maturity earlier than 180 days after the then applicable Revolving Maturity Date, the outstanding principal balance of such Permitted Unsecured Debt.
“GECC Notes” means individually or collectively, as the context may require, the GECCI Notes.
“GECCI Notes” means those certain 8.50% notes due April 30, 2029 in the aggregate principal amount of $56,500,000.
“Revolving Maturity Date” means the earlier of (i) June 8, 2029, and (ii) the Availability Termination Date with respect to the GECCI Notes if the GECCI Notes are not refinanced on or prior to such date in accordance with the terms hereof.”

(b) The definition of “GECCO Notes” is hereby deleted in its entirety from Section 1.1 of the Credit Agreement.

(c) Schedule E (Existing Indebtedness) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.

(d) Exhibit B (Loan Advance/Paydown Request Form) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex B.

ARTICLE
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions (in each case, in form and substance acceptable to Bank in its sole discretion):

(a)
This Amendment. The execution and delivery of this Amendment duly executed by Borrower and Bank.
(b)
No Default. No default or Event of Default under the Credit Agreement has occurred and is continuing or would be caused by the consummation of the transactions contemplated by this Amendment.
(c)
Extension Fee. Bank shall have received an extension fee (the “Extension Fee”) in the aggregate amount of $350,000 from Borrower, which such extension fee shall be fully-earned and non-refundable as of the date hereof.

(d)
Compliance Certificate. Bank shall have received a Compliance Certificate, which shall be certified by a Responsible Officer as true and correct as of the date hereof.
(e)
Lien Searches. Bank shall have received current Secretary of State reports indicating that except for Permitted Liens, there are no security interests or Liens of record in the Collateral.
(f)
Good Standing Certificates. Bank shall have received a good standing certificate from the applicable Governmental Authority of Borrower’s jurisdiction of organization or formation, dated a recent date prior to the Closing Date.
(g)
Expenses. In addition to the Extension Fee referenced below, Bank shall have received full payment of the fees and Bank Expenses then due in connection with the preparation, negotiation, execution, and delivery of this Amendment (including those payable pursuant to Section 2.4 of the Credit Agreement).
(h)
Representations and Warranties. The representations and warranties contained in Section 3.2 below shall be true and correct as of the date hereof.

ARTICLE
MISCELLANEOUS

. Amended Terms.

(a)
Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)
Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

3.2 Representations and Warranties of Borrower. Borrower represents and warrants to Bank as follows:

(a)
Borrower has all requisite power and authority under applicable law and under its Charter Documents to execute, deliver and perform its obligations under this Amendment, and under the Credit Agreement as amended hereby;

(b)
All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform its obligations under this Amendment, and to perform its obligations under the Credit Agreement, as amended hereby, have been taken and/or received;

(c)
This Amendment and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the limitation of certain remedies by certain equitable principles of general applicability;

(d)
The execution, delivery and performance of this Amendment, and the performance by Borrower of its obligations under the Credit Agreement, as amended hereby, will not violate or contravene (a) any provision of any federal, state, local or other law, rule, or regulation binding on it, (b) any order of any governmental authority, court, arbitration board, or tribunal binding on it or (c) result in or require the creation of any Lien upon or with respect to any of the Collateral;

(e)
The representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (except to the extent they relate to an earlier date);

(f)
No event has occurred and is continuing which constitutes an default or an Event of Default under the Credit Agreement;

(g)
The Credit Agreement continues to create a valid security interest in, and Lien upon, the Collateral, in favor of Bank, which security interests and Liens are perfected in accordance with the terms of the Credit Agreement and prior to all Liens other than Permitted Liens; and

(h)
As of the date hereof, the Charter Documents of the Borrower, the resolutions and incumbency delivered to the Bank on the Closing Date remain true and correct without further amendment thereto, except with respect to the Articles of Amendment, dated February 23, 2022, with respect to the charter of the Borrower, which has previously been delivered to the Bank and remains true and correct without further amendment thereto.

3.3 Reaffirmation of Obligations. The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended hereby) and each other Loan Document applicable to it and (b) that it is responsible for the observance and full performance of their Obligations. The Borrower acknowledges receipt of a copy of the Amendment. The Borrower hereby consents to the Amendment and reaffirms any other Loan Documents to which it is a party and acknowledges that the execution and delivery of this Amendment shall have no effect on Borrower’ obligations under the Credit Agreement or such other Loan Documents, each of which remains the legal, valid and binding obligation of Borrower and are hereby reaffirmed.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Further Assurances. The Borrower agrees to promptly take such action, upon the reasonable request of Bank, as is necessary to carry out the intent of this Amendment.

3.6 Entirety. This Amendment, together with the annex hereto, and the other Loan Documents are intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter of this Amendment.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission, e-mail or other electronic transmission (e.g. “pdf” or “tif”) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, e-mail or other electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

3.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF BORROWER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that Borrower may not assign or transfer any interest or rights hereunder without the prior written consent of Bank and any such prohibited assignment or transfer shall be absolutely void.

3.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

GREAT ELM CAPITAL CORP., a Maryland corporation, as Borrower

By: /s/ Adam Kleinman
Name: Adam Kleinman
Title: Authorized Signatory

[Signature Page to Sixth Amendment to Loan, Guarantee and Security Agreement]

CITY NATIONAL BANK, as Bank

By: /s/ Stephanie Nausha

Name: Stephanie Nausha

Title: Vice President

[Signature Page to Sixth Amendment to Loan, Guarantee and Security Agreement]